UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Exact name of Registrant as specified in its charter)

Luxembourg	001-34354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

291, Route d’Arlon

L-1150 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices including zip code)

+352 2469 7900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On December 21, 2012, Altisource Portfolio Solutions S.A. (the “Company”) completed the previously announced spin-offs (the “Spin-Offs”) of Altisource Residential Corporation (“Residential”) and Altisource Asset Management Corporation (“AAMC”) into separate publicly-traded companies. The Company distributed all of the shares of Residential’s Class B common stock (the “Residential Shares”) and all of the shares of AAMC’s common stock (the “AAMC Shares”) to the Company’s shareholders of record as of December 17, 2012 (the “Record Date”). The Company’s shareholders received (a) one Residential Share for every three shares of Company common stock held on the Record Date and (b) one AAMC Share for every ten shares of Company common stock held on the Record Date, and will receive cash in lieu of fractional shares. The Residential Shares are now listed on the NYSE under the ticker symbol “RESI” and the AAMC Shares are now quoted on the OTCQX Market under the ticker symbol “AAMC.”

The Spin-Offs were effected pursuant to Separation Agreements with Residential and AAMC, each dated as of December 21, 2012 (each, a “Separation Agreement”), which provide, among other things, for the principal corporate transactions required to effect the Spin-Offs and certain other agreements governing the Company’s relationship with Residential and AAMC and their respective affiliates after the Spin-Offs.

A copy of the Separation Agreement with Residential is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the Separation Agreement with AAMC is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

In connection with the Spin-Offs, the Company’s wholly-owned subsidiary Altisource Solutions S.à r.l. (“Altisource”) entered into certain other agreements effective as of December 21, 2012 to govern the terms of the Spin-Offs and to define the ongoing relationship between the Company and each of Residential and AAMC following the Spin-Offs. Those agreements include:

•      Support Services Agreement between Altisource and Residential, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

•      Support Services Agreement between Altisource and AAMC, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

•      Tax Matters Agreement between Altisource and Residential, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

•      Tax Matters Agreement between Altisource and AAMC, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

•      Master Services Agreement between Altisource and Residential, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

•      Trademark License Agreement between Altisource and Residential, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

•      Trademark License Agreement between Altisource and AAMC, a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

•      Technology Products Services Agreement between Altisource and Residential, a copy of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Support Services Agreements between Altisource and each of Residntial and AAMC

Under the Support Services Agreements between Altisource and each of Residential and AAMC, Altisource may provide services to each of Residential and AAMC in such areas as human resources, vendor management operations, corporate services, risk management and six sigma, quality assurance, consumer psychology, treasury, finance, accounting, legal, tax, compliance and other support services where they may need assistance and support following the Separation (collectively, the “Support Services”). Each Support

Services Agreement will provide generally that Altisource will undertake to provide the Support Services in a manner generally consistent with the manner and level of care with which such service, if any, was performed or provided prior to the Spin-Offs. Each Support Services Agreement will extend for two years after the Spin-Offs but may be terminated earlier under certain circumstances including a default.  The fees for all Support Services provided pursuant to each Support Services Agreement will be based on the fully-allocated cost of providing the service, though this may vary pursuant to statements of work entered into under each Support Services Agreement.  “Fully-allocated cost” means, with respect to the provision of a “Service,” the all-in cost of providing such Service, including direct charges and allocable amounts reflecting compensation and benefits, technology expenses, occupancy and equipment expense and third-party payments (but not taxes incurred in connection therewith).  Altisource will be required to submit statements of account on a monthly basis with respect to all amounts payable by each of Residential and AAMC, setting out the Support Services provided and the amount billed as a result of providing such Support Services. The Company believes that the terms and conditions of the Support Services Agreement with each of Residential and AAMC are no less favorable to the Company than those available from unrelated parties for a comparable arrangement.

The total fees under each Support Services Agreement will be dependent upon the business activity and the level of services required in connection therewith.  Market conditions will drive the business activities under each Support Services Agreement.

In the event the Asset Management Agreement between Residential and AAMC, dated as of December 21, 2012 (the “AAMC Asset Management Agreement”), is terminated without cause by Residential or for cause by AAMC, the Support Services Agreement with each of Residential and AAMC will simultaneously terminate.

Tax Matters Agreements between Altisource and each of Residential and AAMC

The Tax Matters Agreement between Altisource and each of Residential and AAMC sets out each party’s rights and obligations with respect to deficiencies and refunds, if any, of Luxembourg, U.S. federal, state, local or other foreign taxes for periods before and after the Spin-Offs and related matters such as the filing of tax returns and the conduct of IRS and other audits. In general, under each Tax Matters Agreement, each of Residential and AAMC will be responsible for taxes attributable to their respective business incurred after the Spin-Offs, and Altisource will be responsible for taxes attributable to its business incurred prior to the Spin-Offs.

Master Services Agreement between Altisource and Residential

Under the Master Services Agreement with Residential, Altisource will provide property management, leasing and construction management services associated with single-family rental assets acquired by Residential in the conduct of Residential’s business.  The Master Services Agreement provides for an initial term of 15 years, which term will automatically renew for successive two-year terms unless either party sends a notice of non-renewal to the other party at least nine months before the completion of the initial or renewal term, as applicable.

The total fees billed under the Master Services Agreement will be dependent upon the property management, leasing and construction management services required on an asset-specific basis and will vary significantly based upon the location and condition of the asset as well as current market conditions and tenant turnover.

In the event the AAMC Asset Management Agreement is terminated without cause by Residential or for cause by AAMC, the Master Services Agreement may be terminated.

Trademark License Agreements between Altisource and each of Residential and AAMC

Under the Trademark License Agreement between Altisource and each of Residential and AAMC, Altisource grants to each of Residential and AAMC a non-exclusive, non-transferable, non-sublicensable, royalty free license to use the name “Altisource.”  The Trademark License Agreements each have no specified term and may be terminated by either party upon 30 days written notice, for cause or without cause.  In the event that each Trademark License Agreement is terminated, all rights and licenses granted thereunder, including, but not limited to, the right to use “Altisource” in Residential’s name and AAMC’s name, respectively, will terminate.

In the event the AAMC Asset Management Agreement is terminated without cause by Residential or for cause by AAMC, the each Trademark License Agreement will simultaneously terminate.

A copy of each of the agreements summarized above is filed as Exhibits 10.1 through 10.8, and each of the agreements is incorporated herein by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
Exhibit 2.1	Separation Agreement, dated as of December 21, 2012, between Altisource Residential Corporation and Altisource Portfolio Solutions S.A.

Exhibit 2.2	Separation Agreement, dated as of December 21, 2012, between Altisource Asset Management Corporation and Altisource Portfolio Solutions S.A.

Exhibit 10.1	Support Services Agreement, dated as of December 21, 2012, between Altisource Residential Corporation and Altisource Solutions S.à r.l.

Exhibit 10.2	Support Services Agreement, dated as of December 21, 2012, between Altisource Asset Management Corporation and Altisource Solutions S.à r.l.

Exhibit 10.3	Tax Matters Agreement, dated as of December 21, 2012, between Altisource Residential Corporation and Altisource Solutions S.à r.l.

Exhibit 10.4	Tax Matters Agreement, dated as of December 21, 2012, between Altisource Asset Management Corporation and Altisource Solutions S.à r.l.

Exhibit 10.5	Master Services Agreement, dated as of December 21, 2012, between Altisource Residential Corporation and Altisource Solutions S.à r.l.*

Exhibit 10.6	Trademark License Agreement, dated as of December 21, 2012, between Altisource Residential Corporation and Altisource Solutions S.à r.l.

Exhibit 10.7	Trademark License Agreement, dated as of December 21, 2012, between Altisource Asset Management Corporation and Altisource Solutions S.à r.l.

Exhibit 10.8	Technology Products Services Agreement, between Altisource Asset Management Corporation and Altisource Solutions S.à r.l.

*       Portions of this exhibit have been redacted pursuant to a request for confidential treatment. The non-public information has been filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2012

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer